D T E E N E R G Y B U S I N E S S U P D AT E J U N E 1 0 , 2 0 2 2 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Business Update Environmental, Social & Governance (ESG) Appendix

Focusing on our team, customers and communities while delivering for investors 4 Our Team Ensuring the health and safety of our employees 10th consecutive Gallup Great Workplace Award Customers Addressing our customers’ most vital needs Progressing on reliability initiatives to prepare for potential future severe weather and increased demand Communities Providing safe, reliable and cleaner energy and supporting our communities Enhancing job readiness through education and workforce development programs leading to energy jobs in Detroit and across Michigan Investors Delivering premium shareholder returns 2022 operating EPS1 guidance midpoint of $5.90 provides 7% growth from 2021 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Strong start to 2022 and well positioned for continued success

Achievements across all businesses

- DTE Electric: over 55,000 residential customers subscribed and late-stage negotiations for an additional 1,400 MW with 15 – 35 year contracts for MIGreenPower voluntary renewable program; placed Blue Water Energy Center natural gas plant in service
- DTE Gas: accelerating 35% reduction target of Scope 3 customer emissions from 2050 to 2040; continued progress on main renewal; over 6,500 residential customers subscribed to Natural Gas Balance program
- DTE Vantage: additional onsite energy and RNG projects online in 2H 2022

On track for successful 2022

- Strong year-to-date earnings
- 2022 operating EPS[1] guidance midpoint of $5.90 provides 7% growth from 2021 original guidance midpoint

Well positioned for growth

- $18 billion utility 5-year capital investment; over $40 billion investment plan over the 10-year period
- 5% - 7% operating EPS growth through 2026
- Dividend growth in-line with operating EPS growth



Operating EPS guidance
15% growth
7%
$5.90
$5.13
$5.51
$5.84
2020
2021
2022
Current guidance midpoint
Original guidance midpoint



Utility capital investment
(billions)
>$40
$18
5-year plan
10-year plan
DTE Gas
DTE Electric

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

5

Operating in a highly constructive regulatory environment 1. UBS, May 2022 (50 states and Washington, D.C.) 6 • Empower customers to make informed utility choices • Assure safe, secure and reliable utility services and infrastructure • Assure accessible and affordable utility services through regulatory oversight • Cultivate open and diverse communication and education 8 8 17 11 7 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5 Dan Scripps Chair Term ending July 2, 2023 Katherine Peretick Commissioner Term ending July 2, 2027 Tremaine Phillips Commissioner Term ending July 2, 2025 MPSC key objectives Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) MPSC members

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding fuel and purchase power from electric O&M and production expense from gas O&M 7 • Controlling costs while improving the customer experience and maintaining affordability − Productivity enhancements − Technology innovations − Automation − Infrastructure replacements − Transition to cleaner energy DTE Gas Peer average DTE Electric Peer average 3% 3% 1% 1% Average annual percentage change in O&M costs 2008 - 2020 Electric utility1 Gas utility1 All 10,000+ employees engaged in CI to surface and solve problems

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy 8 DTE Electric investment plan (billions) Achieved operational successes • Accelerated carbon reduction plan − Ceasing coal use at Belle River Power Plant and reducing greenhouse gas (GHG) emissions by 50% by 2028, two years earlier than originally planned • Expanded voluntary renewables program, one of the largest in the nation Focusing on the grid of the future and continued decarbonization efforts • Filing updated IRP in October • Evaluating the opportunity to exit coal use at Monroe Power Plant earlier than 2040 • Investing in the grid of the future to ensure best-in-class performance Maintaining affordability while modernizing the grid and improving reliability • Filed first general rate case at DTE Electric in almost 3 years • Implemented innovative regulatory strategies to keep base rates flat $8 $4 $3 2022 - 2026 Distribution infrastructure Base infrastructure Cleaner generation $15

DTE Electric: advancing on environmental initiatives to provide cleaner energy to our customers 9 77% 38% 25% - 30% 17% 20% 20% 2% 22% 20% - 25% 1% 16% 25% - 30% 3% 4% 4% 2005 2023E 2028E Coal Nuclear Natural gas Renewables Storage Cleaner generation mix1 (MWh %) 1. Generation mix represents one potential pathway and is subject to change Significant clean energy milestones in 2022 • Placed Blue Water Energy Center, DTE Electric’s 1,100 MW state- of-the-art natural gas plant, in service • Retiring 1,560 MW of coal capacity with closing of St. Clair and Trenton Channel power plants • Filing IRP in October Focusing on path to cleaner generation • Accelerating cessation of coal use at Belle River Power Plant from 2030 to 2028 • Evaluating cessation of coal use at Monroe Power Plant earlier than 2040 • Significant investment in renewable projects

DTE Gas: replacing aging infrastructure to reduce GHG emissions

Achieved operational successes

- Reached 6,500 customers enrolled in CleanVision Natural Gas Balance Program
- Finished first and second phases of major transmission renewal project in Northern Michigan

Focusing on continued infrastructure renewal efforts

- Completing third phase of major transmission renewal project in Northern Michigan
- Continuing main renewal program with target of 200 miles in 2022

Over $6 billion investment plan over the next 10 years



DTE Gas investment plan
(billions)
$3.1+
Additional opportunity
$1.5
Base infrastructure
$1.6
Main renewal
2022 - 2026

DTE

10

DTE Vantage: strategic opportunities in renewables and industrial energy services 11 Renewables • Processing agricultural waste into pipeline-quality renewable natural gas (RNG) using anaerobic digestion • Utilizing landfill sites to provide both RNG and renewable electricity Industrial energy services • Providing products and services to large, energy-intensive industrial and commercial customers • Uniquely positioned to capitalize on a growing preference for efficient energy with opportunity to implement power and steam cogeneration systems • Long-term contracted, utility-like projects

DTE Vantage: operating earnings[1] are underpinned by highly contracted assets

Strong growth agenda

- Multiple new onsite energy and RNG projects online in 2H 2022
- Robust pipeline of projects in development
- \$1.0 - \$1.5 billion 5-year capital investment through 2026

Solidly contracted projects

- Weighted average remaining life ~9 years; 5 - 20 year contracts for industrial energy services and 10 - 25 year volume contracts for renewables
- Strong track record of repeat business with multiple customers

Focusing on decarbonization opportunities

- Lowering emissions across all platforms
- Well positioned to develop future carbon capture and storage projects
- Strong RNG market growth supported by the federal Renewable Fuel Standard and California's Low Carbon Fuel Standard; future demand from additional states pursuing low carbon fuel standards


DTE Vantage operating earnings
(millions)
$160 - $170
RNG/renewables[2]
$90 - $95
Industrial
energy services
2022 current
guidance
2026E

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Renewables includes wood and landfill gas facilities and new carbon capture and storage projects

12

Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 13 $0.0 - $0.1 $1.3 Convertible equity units Planned equity issuances 2022 - 2024 (billions) 2022 2023 2024 $1.3 - $1.5 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A $0.0 - $0.1 • Expect minimal equity issuances outside of convertible equity units • Strong investment-grade credit rating − Targeting ~16% FFO1 / Debt2 • Increased 2022 annualized dividend 7% to $3.54 per share • Issued $400 million green bond − 4th green bond issuance in 5 years

14 Business Update Environmental, Social & Governance (ESG) Appendix

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 1. Definition of net zero included in the appendix 15 • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Environment Social Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets • Focusing on the diversity, safety, well-being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Outperforming industry average in ESG metrics; AA score from MSCI and top quartile for Sustainalytics

DTE Electric targeting net zero emissions by 2050 Note: CO2 reduction from 2005 base 16 • Advancing our clean energy investments and plan to accelerate the modernization of our electric grid • Retiring coal-fired power plants • Accelerating voluntary renewables program, one of the largest in the nation • Adding thousands of megawatts of wind and solar power • Advocating for constructive public policy • Assessing new and emerging technology; increasing energy efficiency and demand response 2023 2028 2040 2050 50% 80% Net zero 12 million metric tons of CO2 reduced 19 million metric tons of CO2 reduced 30 million metric tons of CO2 reduced 38 million metric tons of CO2 reduced 32%

DTE Gas targeting net zero emissions by 2050 Note: reduction from 2005 base 17 2020 2030 2040 2050 65% 80% Net zero • Advancing our clean energy investments and upgrading and replacing aging infrastructure • Progressing on major transmission renewal project • Continuing main renewal upgrades and operational improvements • Growing CleanVision Natural Gas Balance program, the nation’s first program to include both carbon offsets and RNG, helping customers to reduce their carbon footprint • Accelerating 35% reduction target of Scope 3 customer emissions from 2050 to 2040 45%

MIGreenPower program providing affordable renewable energy solutions

- One of the largest voluntary renewable programs in the nation
- Average net cost to residential customer
  - Wind & solar program: 2.7 cents/kWh
  - Wind program: 1.9 cents/kWh
- An average business customer using 1,000 kWh/month can attribute 100% of their energy use to renewable resources for ~$23/month

Voluntary renewable customers

Ford | University of Michigan | GM | Bedrock Detroit | Detroit Diesel

2017
program inception

57,000
residential customers subscribed

1,050+ MW
large business customers subscribed



DTE

18

Natural Gas Balance program reducing GHG emissions Note: GHG reduction from 2005 base 19 • Offering a way to affordably offset 25% to 100% of customers’ GHG emissions from an average home’s natural gas use • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnering with suppliers and customers across the natural gas chain • Partnered with Bluesource, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 6,500+ customers subscribed 6.1 million metric tons of GHG reduced by 2050

Continuing to evaluate the cessation of coal use to further accelerate decarbonization plan 20 • Stakeholder engagement has started and will provide meaningful input into our detailed plan to ensure our goals of clean, reliable and affordable energy are achieved • Details of the plan and associated investments will be provided with the filing of the Clean Vision Plan (IRP) in October 2022 2021 204020302022 MonroeBelle River Trenton Channel St. Clair River Rouge 2028 Belle River Accelerating cessation of coal use from 2030 to 2028 Evaluating cessation of coal use earlier than 2040

Robust renewables energy portfolio DTE owned renewables 1,301 MW and PPAs 560 MW 21 1,694 MW wind 144 MW solar 6 MW landfill 17 MW biomass Renewable energy portfolio 1,860 MW capacity

Progressing on EV initiatives 22 Charging Forward Program • Promoting EV education, infrastructure and adoption • Offering residential charger rebates and infrastructure incentives Program-to-date major milestones • Over 1,120 residential rebates approved • 1,020 public level 2 chargers approved and over 430 installed • Deployed two Blue Water Area Transit electric buses and six electric school buses • Received regulatory approval of eFleets program 2019 program inception 267,000 gallons of gasoline saved 1,120 residential rebates

Environmental sustainability is critical to creating long-term shareholder value 23 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero emissions by 2050 • Key participant in the governor’s Michigan Council on Climate Solutions to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy • Member of the Michigan Advisory Council on Environmental Justice supporting development of long-term, sustainable solutions Protecting our natural resources • Targeting ~50% reduction of energy, water and waste at our facilities1 by 2026 compared to 2017 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems 1. Excludes plant operations

Committed to diversity, equity and inclusion; creating a safe and welcoming environment 24 Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Received American Gas Association Safety Achievement Award for excellence in employee safety Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee resource groups promote a safe and welcoming environment and offer professional development, networking, mentoring and support

Leader in volunteerism and strengthening ties with our communities 25 3,620 volunteers 70,000 hours volunteered 944 nonprofits helped $90m awarded for energy assistance 1,400 students employed at DTE through programs statewide 16,000 customers enrolled in low-income self-sufficiency plans

$2.2b invested in Michigan businesses in 2021 54,000 jobs created since 2010 $820m invested with Detroit suppliers in 2021 $715m invested with suppliers owned by women, minorities, veterans, members of the LGBT community and disability-owned businesses in 2021 40+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 26 $10 $17 $97 $46 $103 $222 2021 Michigan spend (millions)

Gallup Great Workplace Award 10 consecutive years Ambassadors Championing Excellence Award for commitment to supporting minority businesses Overall excellence in diversity Veteran friendly employer America’s Most Responsible Companies 2021 Award-winning commitment to being a top ESG employer in the country 27 Inclusion of women- owned businesses in their supply chains Top supplier diversity program Top employer Top supplier diversity program Top supplier diversity program Superior corporate citizenship and community involvement Corporate citizenship awards Supplier diversity awards

Governance framework provides shareholder rights and enables sustainable value creation 28 Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Environmental, Social, Governance and Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 1 91% independent 4 7 36% gender or ethnically diverse 10 years average tenure <4 years 4 - 11 years >11 years 67 years average age 60 - 64 65 - 69 >70<60

Performance-based compensation elements Annual incentive metrics Long-term metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • Customer complaints • System reliability Our communities • Customer satisfaction • Customer complaints • System reliability Our investors • EPS • Cash flow • Relative TSR • Balance sheet health Executive management compensation plan is aligned with our stakeholder priorities 29

VISIT US: DTE INVESTOR RELATIONS 2021 ESG REPORT

31 Business Update Environmental, Social & Governance (ESG) Appendix

On track to achieve increased 2022 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 32 2022 original guidance 2022 current guidance DTE Electric $915 - $929 $918 - $932 DTE Gas 227 - 237 232 - 238 DTE Vantage 85 - 95 90 - 95 Energy Trading 15 - 25 15 - 25 Corporate & Other (127) - (117) (120) - (115) DTE Energy $1,115 - $1,169 $1,135 - $1,175 Operating EPS from continuing operations $5.70 - $5.97 $5.80 - $6.00

2022 guidance Cash from operations1 $2.6 Capital expenditures (3.7) Free cash flow ($1.1) Dividends (0.7) Other (0.1) Net cash ($1.9) Debt financing Issuances $3.5 Redemptions (2.9) Total debt financing $0.6 Equity financing2 $1.3 Total financing $1.9 2022 cash flow and capital expenditures guidance 33 2022 guidance DTE Electric Base infrastructure $1,170 New generation 210 Distribution infrastructure 1,305 $2,685 DTE Gas Base infrastructure $355 Main renewal 315 $670 Non-utility $300 - $400 Total $3,655 - $3,755 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Convertible equity units related to the 2019 midstream acquisition

DTE Electric and DTE Gas regulatory update 34 Description Received order Additional details DTE Electric Innovative, one-time customer refund regulatory liability (U-20921) December 2020 $30 million voluntary refund Alternative rate case strategy (U-20835) April 2021 Delayed rate case filing to 2022 $102 million Voluntary renewable plan (U-20713) June 2021 Additional 420 MW in 2022; additional 380 MW from 2023 - 2025 Program offerings to provide low-income customers greater access to renewable energy Securitization filing (U-21015) June 2021 $73.2 million for River Rouge retirement (14 years) and $156.9 million for vegetation management program (5 years) Innovative, one-time vegetation management refund regulatory liability (U-21128) December 2021 $90 million total investment through 2023 to combat extreme weather-related power outages with no impact to customer bills Description Case filed PFD expected Received order Effective Rate recovery ROE Capital structure Rate base DTE Gas General rate order (U-20940) December 2021 January 2022 $84 million 9.9% 51% equity 49% debt $5.5 billion DTE Electric General rate case (U-20836) January 2022 September 2022 November 2022 $388 million 10.25% 50% equity 50% debt $21.3 billion

DTE Electric rate base1 (billions) Utilities have provided solid rate base growth 1. Year-end balances; Electric rate base includes renewables investment 35 $4.1 $4.4 $4.8 $5.2 $5.6 2017 2018 2019 2020 2021 $16.5 $17.7 $18.9 $20.4 $22.4 2017 2018 2019 2020 2021 10.1% 10.0% 10.0% 9.9% 9.9% 2017 2018 2019 2020 2021 10.1% 10.0% 10.0% 9.9% 9.9% 2017 2018 2019 2020 2021 DTE Electric authorized ROE DTE Gas authorized ROEDTE Gas rate base1 (billions)

Reconciliation of reported to operating earnings (non-GAAP) 36 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Collective efforts to reduce the carbon emissions of DTE Energy's utility operations and gas suppliers, as well as efforts to offset an amount equivalent to any remaining emissions. Progress towards this goal is estimated and may vary from the calculations of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.